UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share 2.25% senior notes due January 2021 3.125% senior notes due July 2025	ORCL	New York Stock Exchange New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 19, 2019, Oracle Corporation (“Oracle”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter. For more information about these proposals, please refer to Oracle’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2019 and the supplement to the proxy statement filed with the SEC on November 8, 2019.

Proposal No. 1: Election of Directors

The stockholders elected each of the following persons as a director to hold office until the 2020 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey S. Berg	2,092,721,049	620,399,516	284,909,463
Michael J. Boskin	2,532,360,712	180,759,853	284,909,463
Safra A. Catz	2,659,116,270	54,004,295	284,909,463
Bruce R. Chizen	2,085,708,462	627,412,103	284,909,463
George H. Conrades	1,948,071,682	765,048,883	284,909,463
Lawrence J. Ellison	2,640,162,313	72,958,252	284,909,463
Rona A. Fairhead	2,702,414,022	10,706,543	284,909,463
Jeffrey O. Henley	2,624,916,140	88,204,425	284,909,463
Renée J. James	2,638,446,569	74,673,996	284,909,463
Charles W. Moorman IV	2,024,942,088	688,178,477	284,909,463
Leon E. Panetta	1,963,328,155	749,792,410	284,909,463
William G. Parrett	2,684,906,371	28,214,194	284,909,463
Naomi O. Seligman	1,979,012,304	734,108,261	284,909,463

Proposal No. 2: Advisory Vote to Approve the Compensation of Oracle’s Named Executive Officers

The stockholders cast an advisory vote approving the compensation of Oracle’s named executive officers as follows: 1,562,280,318 shares in favor, 1,146,505,043 shares against, 4,335,204 shares abstaining and 284,909,463 broker non-votes.

Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as Oracle’s independent registered public accounting firm for the fiscal year ending May 31, 2020, with 2,960,045,696 shares in favor, 35,127,374 shares against and 2,856,958 shares abstaining.

Proposal No. 4: Stockholder Proposal Regarding Pay Equity Report

The stockholders did not approve a stockholder proposal requesting that Oracle prepare a gender pay equity report, with 942,828,312 shares in favor, 1,699,773,596 shares against, 70,518,657 shares abstaining and 284,909,463 broker non-votes.

Proposal No. 5: Stockholder Proposal Regarding Independent Board Chair

The stockholders did not approve a stockholder proposal requesting that Oracle’s Board of Directors (the “Board”) adopt a policy requiring the Chair of the Board, whenever possible, to be an independent member of the Board, with 953,662,512 shares in favor, 1,755,172,042 shares against, 4,286,011 shares abstaining and 284,909,463 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 22, 2019	By:	/s/ Brian S. Higgins
	Name:	Brian S. Higgins
	Title:	Vice President, Associate General Counsel and Secretary